UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Non-Voting Common Stock, $0.00390625 par value	EV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

Eaton Vance Corp. Annual Cash Performance Incentive Plan

On October 28, 2020, the Board of Directors (the “Board”) of Eaton Vance Corp. (the “Company”) approved the Eaton Vance Corp. Annual Cash Performance Incentive Plan (the “Cash Performance Incentive Plan”).

The Cash Performance Incentive Plan provides for incentive compensation to eligible employees of the Company or any subsidiary thereof subject to the satisfaction of performance conditions. The Cash Performance Incentive Plan replaces, as of October 28, 2020, both the Company’s Annual Performance Incentive Plan for Non-Covered Employees and the Company’s Executive Performance-Based Compensation Plan, Restatement No. 3.

The description of the Cash Performance Incentive Plan is qualified in its entirety by reference to the Cash Performance Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Restricted Stock Unit Awards

On November 2, 2020, the Compensation Committee of the Board approved grants of restricted stock units for shares of the Company’s non-voting common stock under the Eaton Vance Corp. 2013 Omnibus Incentive Plan, as amended and restated (the “2013 Plan”), to the Company’s named executive officers in an aggregate amount of 220,100 units subject to awards (95,979, 81,086, 12,651, and 30,384 for Thomas E. Faust Jr., Brian D. Langstraat, Frederick S. Marius and Matthew J. Witkos, respectively). Grants vest 50% on the second anniversary and 50% on the third anniversary, subject to accelerated vesting upon death, disability or a qualifying termination as defined in the restricted stock unit agreement.

The form of restricted stock unit agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document

10.1	Eaton Vance Corp. Annual Cash Performance Incentive Plan

10.2	Form of Restricted Stock Unit Agreement under the Eaton Vance Corp. 2013 Omnibus Incentive Plan, as amended and restated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date: November 3, 2020	/s/ Laurie G. Hylton
Laurie G. Hylton
Chief Financial Officer